Exhibit 3.1

ROSS MILLER
Secretary of State                                        Document Number
206 North Carson Street                                   20120402288-59
Carson City, Nevada 89701-4298                            Filing Date and Time
(775) 684-5708                                            06/06/2012 3:31 PM
Website: www.nvsos.gov                                    Entity Number
                                                          E0308832012-8

                                                          Filed in the office of
    ARTICLES OF INCORPORATION                             /s/ Ross Miller
      (PURSUANT TO NRS 78)                                Ross Miller
                                                          Secretary of State
                                                          State of Nevada

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of
   Corporation:               TICKET TO SEE, INC.

2. Registered Agent           [X] Commercial Registered Agent    CORP 95, LLC
   for Service of                                                Name
   Process                    [ ] Noncommercial Registered Agent      OR   [ ] Office or Position with Entity
   (check only one box)           (name and address below)                     (name and address below)

                                                                                      Nevada
                                  Address                             City                             Zip Code

                                                                                      Nevada
                                  Mailing Address                     City                             Zip Code
                                  (if different from street address)


3. Authorized Stock:
   (number of shares          Number of shares                                        Number of shares
   corporation                with par value: 75000000        Par value: $0.001       without par value:
   authorized
   to issue)


4. Names & Addresses,         1. AIDAN M  BUCKLEY
   of Board of                   Name
   Directors/Trustees:           2620 REGATTA DR STE 102          LAS VEGAS         NV          89128
   (attach additional page       Street Address                      City          State       Zip Code
   if there is more than 3
   directors/trustees         2. CATHERINE MURPHY
                                 Name
                                 2620 REGATTA DR STE 102          LAS VEGAS         NV          89128
                                 Street Address                      City          State       Zip Code

5. Purpose: (optional-        The purpose of this Corporation shall be:
   see instructions)

6. Names, Address             DAVID DELOAC-SEE ATTACHED                           /s/ DAVID DELOAC
   and Signature of           Name                                                     Signature
   Incorporator.
   (attach additional page    32565B GOLDEN LANTERN ST.           DANA POINT        CA           92629
   if there is more than 1    Address                                City          State       Zip Code
   incorporator).

7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.
   Acceptance of
   Appointment of             /s/ CORP 95, LLC                                                 6/6/2012
   Resident Agent:            Authorized Signature of R. A. or On Behalf of R. A. Company        Date

This form must be accompanied by appropriate fees.